                                                                    Exhibit 10.1

         THIS TEMPORARY WAIVER AND SECOND AMENDMENT (this "WAIVER AND AMENDMENT"), dated as of October 11, 2000, is entered into by and among DIAMOND BRANDS OPERATING CORP., a Delaware corporation (the "COMPANY"), the several financial institutions (the "LENDERS") listed on the signature pages hereof, DLJ CAPITAL FUNDING, INC., as Syndication Agent (the "SYNDICATION AGENT"), and WELLS FARGO BANK, N.A., as Swing Line Lender and Administrative Agent (the "ADMINISTRATIVE AGENT").

                                    RECITALS

     A. The Company, the lenders party thereto, the Syndication Agent, the Swing Line Lender and the Administrative Agent are parties to the Credit Agreement dated as of April 21, 1998 (as amended by the First Amendment thereto dated as of March 5, 1999, the "CREDIT AGREEMENT"), pursuant to which the lenders party thereto have extended credit under various facilities to the Company.

     B. The Company has requested that such lenders waive the applicability of the financial covenants in the Credit Agreement for a limited time and make certain amendments with respect to the Credit Agreement. The Lenders now wish to grant a waiver and make such amendments under the Credit Agreement as set forth in greater detail below.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement.

          2. WAIVER.

              (a) The Lenders hereby temporarily waive compliance by the Company with Section 7.06 of the Credit Agreement from the Effective Date through March 31, 2001. The parties hereto acknowledge and agree that should the financial statements delivered by the Company for the fiscal quarters ending either September 30, 2000 or December 31, 2000 evidence that the Company would not be in compliance with Section 7.06 with respect to either of such fiscal quarters but for this Waiver and Amendment, and such financial covenants are not hereafter further waived or amended, an Event of Default shall exist on April 1, 2001. From the period commencing on the Effective Date until the expiration of this waiver on March 31, 2001, no Event of Default or Potential Event of Default shall exist solely on account of the fact that the Company has not complied with, and is not likely to comply with, the covenants set forth in Section 7.06 of the Credit Agreement.

              (b) The Lenders hereby waive any Event of Default as may have occurred as a result of the failure of the Company to provide written notice to the Administrative Agent for distribution to the Lenders pursuant to Section 6.1(x) of the Credit Agreement of Empire Manufacturing Company v. Empire Candle, Inc. District

Court, Wyandotte County, Kansas, a lawsuit in which Kent Meisemer, prior owner of Empire Manufacturing Company, alleges that Diamond Brands did not fully comply with required actions from the sales contract and alleges damages of $1,200,000.

           3.INTERIM COVENANTS. The Company covenants and agrees that from the Effective Date through March 31, 2001, unless the Requisite Lenders waive compliance in writing, the Company shall perform and comply with the following covenants. The Company's failure to observe the following covenants shall constitute an Event of Default without notice to the Company or any grace period.

              (a) MINIMUM FIXED CHARGE COVERAGE RATIO. The Company shall not permit the ratio of (i) Consolidated EBITDA to (ii) Consolidated Fixed Charges for any consecutive four-Fiscal Quarter period ending on the dates set forth below to be less than the correlative ratio indicated:

                   FISCAL QUARTER       MINIMUM FIXED CHARGE
                     ENDING DATE          COVERAGE RATIO

                  September 30, 2000       0.80 to 1.0
                  December 31, 2000        0.70 to 1.0

              (b) MAXIMUM LEVERAGE RATIO. The Company shall not permit the Consolidated Leverage Ratio at any time during any of the periods set forth below to exceed the correlative ratio indicated:

                  PERIOD                MAXIMUM LEVERAGE RATIO

                  September 30, 2000       8.00 to 1.0
                  December 31, 2000        8.85 to 1.0

              (c) INTEREST COVERAGE RATIO. The Company shall not permit the ratio of (i) Consolidated EBITDA to (ii) Consolidated Interest Expense for any consecutive four-Fiscal Quarter period ending on the dates set forth below to be less than the correlative ratio indicated:

                  FISCAL QUARTER        MINIMUM INTEREST
                   ENDING DATE           COVERAGE RATIO

                  September 30, 2000       1.20 to 1.0
                  December 31, 2000        1.0 to 1.0

              (d) COMPLIANCE CERTIFICATE. The Company shall deliver to the Administrative Agent and each Lender, together with the financial statements it delivers pursuant to Section 6.1(i) for the monthly period ending December 31, 2000, a Compliance Certificate demonstrating in reasonable detail compliance at the end of such accounting period with the restrictions contained in Sections 3(a) through (c) above. The Company agrees that the Administrative Agent and the Lenders may conclusively rely upon such Compliance Certificate in determining whether an Event of Default exists under those Sections for such accounting period.

           4. REVOLVING LOANS. Pursuant to Section 2.4(B)(ii) of the Credit Agreement and commencing on the Effective Date, the Revolving Loan Commitments shall be permanently reduced from $25,000,000 to $17,500,000 and such reduction shall reduce the Revolving Loan Commitment of each Revolving Lender proportionately to its Pro Rata Share. Notwithstanding the foregoing, the Company shall not permit the Total Utilization of Revolving Loan Commitments (i) from the Effective Date through December 31, 2000, to exceed $15,000,000 and
(ii) thereafter, to exceed $12,500,000. The Company acknowledges and agrees that the foregoing shall not in any way limit the Company's obligation to pay commitment fees on the entire amount of the unutilized Revolving Loan Commitment as reduced by the first sentence of this Section.

           5. SWING LINE LOANS. The Company and the Swing Line Lender hereby agree that, from the Effective Date until otherwise agreed in writing by the Swing Line Lender, the Swing Line Lender shall have no obligation to make any Swing Line Loans under the Credit Agreement.

           6. AMENDMENTS. The parties hereto hereby agree that the Credit Agreement shall be amended as follows:

              (a) Section 1 is amended by deleting the definition of "Asset Sale" therein in its entirety and replacing it with the following new definition:

                  "Asset Sale" means the sale by Company or any of its Subsidiaries to any Person other than Company or any of its wholly-owned Subsidiaries of (i) any of the equity ownership of any of Company's Subsidiaries (other than directors' qualifying shares), (ii) substantially all of the assets of any division or line of business of Company or of its Subsidiaries, or (iii) any other assets (whether tangible or intangible) of Company or any of its Subsidiaries (other than (a) inventory sold in the ordinary course of business, (b) Cash Equivalents, and (c) any such other assets to the extent that (i) the aggregate value of such assets sold in any single transaction or related series of transactions is equal to $500,000 or less and (ii) the aggregate value of such assets sold in any Fiscal Year is equal to $1,000,000 or less).

              (b) Section 2.2(A) is amended by:

              (i) deleting subsection (i)(a)(I) and (II) thereof in their entireties and replacing them with the following:

              (I) if a Base Rate Loan, then the sum of the Base Rate PLUS 2.50%;

              (II) if a Eurodollar Rate Loan, then at the sum of the Adjusted Eurodollar Rate plus 3.50%.

              AND

              (ii) deleting subsections (i)(b)(I) and (II) thereof in their entireties and replacing them with the following:

              (I) if a Base Rate Loan, then the sum of the Base Rate PLUS 3.00%;

              (II) if a Eurodollar Rate Loan, then at the sum of the Adjusted Eurodollar Rate plus 4.00%.

              (c) Section 2.4(B)(iii) is amended by:

              (i) deleting subsection (a) thereof in its entirety and replacing it with the following:

              (a) PREPAYMENTS AND REDUCTIONS FROM NET ASSET SALE PROCEEDS. No later than the fifth Business Day following the date of receipt by Company or any of its Subsidiaries of any Net Asset Sale Proceeds in respect of any Asset Sale, Company shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to the amount of such Net Asset Sale Proceeds.

              AND

              (ii) deleting the second proviso in subsection (d) thereof and replacing it with the following: "PROVIDED FURTHER that none of the Net Securities Proceeds from the issuance of Subordinated Indebtedness permitted hereunder shall be applied to the mandatory prepayment of the Loans pursuant to this subsection 2.4(B)(iii)(d) to the extent that it is used to make scheduled payments of principal and interest on the Senior Subordinated Notes".

              AND

              (iii) deleting the second paragraph of subsection (g) thereof in its entirety.

              AND

              (iv) deleting the reference to "$5,000,000" in the third paragraph of subsection (g) thereof and replacing it with the following: "$1,000,000".

              (d) Section 7.1(vi) is amended by inserting the following at the end thereof: "or other Subordinated Indebtedness in an aggregate principal amount not in excess of $10,000,000".

              (e) Section 7.3 is amended by:

              (i) inserting the following after subsection (i) thereof: "so long as the Administrative Agent holds a perfected first priority security interest in such Investments in Cash Equivalents and either takes possession of such Investments in Cash Equivalents or enters into an account control agreement with Company or its applicable Subsidiary and the entity in possession of such Investments in Cash Equivalents in form and substance satisfactory to the Administrative Agent".

              AND

              (ii) deleting the reference to "$8,000,000" in subsection (vi) thereof and replacing it with the following "$500,000".

              (f) Section 7.4(iv) is amended by deleting the reference to "$5,000,000" therein and replacing it with the following "$1,000,000".

              (g) Section 7.7 is amended by deleting subsection (ii) thereof therefrom in its entirety and replacing the same with the following "[Intentionally omitted]".

              (h) Section 7.8 is amended by deleting such Section in its entirety and replacing it with the following:

              7.8 CONSOLIDATED CAPITAL EXPENDITURES.

              Holdings shall not, and shall not permit its Subsidiaries to make or incur Consolidated Capital Expenditures in an amount in excess of (x) $5,500,000 for Fiscal Year ending December 31, 2000 and (y) $4,000,000 for Fiscal Year ending December 31, 2001 and each Fiscal Year thereafter.

         7. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants as follows:

              (a) The execution, delivery and performance by the Company of this Waiver and Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement, as amended by this Waiver and Amendment, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, without defense, counterclaim or offset, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

              (b) Except as set forth on Annex I, all representations and warranties of the Company contained in the Credit Agreement are true and correct in all material respects as though made on and as of the Effective Date (except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct as of such earlier date).

              (c) The Company is entering into this Waiver and Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent and the Lenders or any other person.

           8. EFFECTIVE DATE. This Waiver will become effective as of date that each of the following conditions precedent is satisfied (the "EFFECTIVE DATE"):

              (a) the Administrative Agent or its counsel has received from the Company and the Requisite Lenders a duly executed original or facsimile of this Waiver and Amendment;

              (b) the Company has paid all amounts described in Section 9 below;

              (c) each of the Company and its Subsidiaries has executed and delivered account control agreements in form and substance satisfactory to the Administrative Agent with respect to each of its deposit accounts; and

              (d) to the extent that the Administrative Agent has been advised by its counsel in the relevant states that such action is customary and reasonable for a waiver and amendment of this general nature, the Company shall have caused the title company or companies that issued policies of title insurance in connection with the Credit Agreement to issue endorsements substantially in the form of CLTA endorsements 110.5 and 111.10 to assure the Lenders of the continuing priority of the Liens securing the Loans made after the Effective Date hereunder and shall have taken such additional steps as are necessary to enable such endorsements to be issued.

           9. WAIVER FEE. The Company shall pay to the Administrative Agent for the account of each Lender that has delivered to the Administrative Agent or its counsel a duly executed original or facsimile of this Waiver and Amendment by 12:00 Noon California time on October 11, 2000 a nonrefundable waiver fee equal to 0.125% of such Lender's Commitment.

           10. RESERVATION OF RIGHTS. The Company acknowledges and agrees that neither the Administrative Agent's nor the Lenders' execution and delivery of this Waiver and Amendment shall be deemed to create a course of dealing or otherwise obligate the Administrative Agent or the Lenders or any other party hereto to execute similar waivers under the same or similar circumstances in the future.

           11. MISCELLANEOUS.

              (a) Except as expressly set forth herein, this Waiver and Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or the other Loan Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.

              (b) This Waiver and Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Waiver and Amendment.

              (c) This Waiver and Amendment shall be governed by and construed in accordance with the law of the State of New York.

              (d) This Waiver and Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

              (e) This Waiver and Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Waiver and Amendment supersedes all prior drafts and communications with respect thereto. This Waiver and Amendment may not be amended except in accordance with the provisions of
Section 10.6 of the Credit Agreement.

              (f) If any term or provision of this Waiver and Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Waiver and Amendment or the Credit Agreement, respectively.

              (g) The Company hereby covenants to pay or to reimburse the Administrative Agent, upon demand, for all reasonable costs and expenses (including reasonable attorney costs) incurred in connection with the development, preparation, negotiation, execution and delivery of this Waiver and Amendment.

              (h) Hereafter, all references to the Credit Agreement or any Loan Document contained in the Credit Agreement or any Loan Document or any certificate delivered pursuant to the Credit Agreement or any Loan Document shall be deemed to refer to the Credit Agreement and each Loan Document after giving effect to the provisions of this Waiver and Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Waiver and Amendment as of the date first above written.

                                          DIAMOND BRANDS OPERATING CORP.


                                          By: __________________________________
                                          Name:
                                          Title:


                                          WELLS FARGO BANK, N.A., individually
                                          and as Swing Line Lender and
                                          Administrative Agent


                                          By: __________________________________
                                          Name:
                                          Title:


                                          DLJ CAPITAL FUNDING, INC.,
                                          individually and as Syndication Agent


                                          By: __________________________________
                                          Name:
                                          Title:



                                          PARIBAS CAPITAL FUNDING LLC


                                          By: __________________________________
                                          Name:
                                          Title:


                                          EATON VANCE MANAGEMENT


                                          By: __________________________________
                                          Name:
                                          Title:

                                          CAPTIVA III FINANCE LIMITED


                                          By: __________________________________
                                          Name:
                                          Title:

                                          ATHENA CDO, LIMITED


                                          By: __________________________________
                                          Name:
                                          Title:

                                          BLACK DIAMOND INTERNATIONAL


                                          By: __________________________________
                                          Name:
                                          Title:

                                          BLACK DIAMOND CLO


                                          By: __________________________________
                                          Name:
                                          Title:

                                          DELANO COMPANY


                                          By: __________________________________
                                          Name:
                                          Title:

                                          SENIOR DEBT PORTFOLIO


                                          By: __________________________________
                                          Name:
                                          Title:

                                          BHF-BANK AKTIENGESELLSCHAFT


                                          By: __________________________________
                                          Name:
                                          Title:


                                          BANK OF AMERICA, N.A. (formerly
                                          Bank of America National Trust and
                                          Savings Association)


                                          By: __________________________________
                                          Name:
                                          Title:


                                          U.S. BANK, NATIONAL ASSOCIATION


                                          By: __________________________________
                                          Name:
                                          Title:

                                          BANQUE PARIBAS


                                          By: __________________________________
                                          Name:
                                          Title:

                                          CREDIT AGRICOLE INDOSUEZ


                                          By: __________________________________
                                          Name:
                                          Title:

                                          FREMONT INVESTMENT


                                          By: __________________________________
                                          Name:
                                          Title:

                                          CANADIAN IMPERIAL BANK OF COMMERCE


                                          By: __________________________________
                                          Name:
                                          Title:

                                     ANNEX I

    EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES OF THE COMPANY, PURSUANT TO
                   SECTION 7(B) OF THIS WAIVER AND AMENDMENT

1. With respect to Section 5.4 of the Credit Agreement, the Company notes that resin costs have escalated from prior years, adversely affecting operating earnings.

2. With respect to Section 5.4 of the Credit Agreement, the Company notes that, in December 1999, the Company divested their holdings in Empire Candle Inc., with an associated loss on sale of assets.

                           ACKNOWLEDGMENT AND CONSENT

     The undersigned, each a guarantor or third-party pledgor or mortgagor with respect to the Company's Obligations to the Lenders under the Credit Agreement, each hereby (i) acknowledge and consent to the execution, delivery and performance by Company of the foregoing Amendment, (ii) reaffirm and agree that the respective guaranty, third-party pledge or security agreement, deed of trust, or mortgage to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Administrative Agent or the Lenders in connection with the Credit Agreement are in full force and effect, without defense, offset or counterclaim and continue to guaranty or secure the full amount of the Obligations to the extent provided in the Loan Documents, and (iii) confirm that this Acknowledgment and Consent is not required by the terms of the Loan Documents and need not be obtained in connection with any prior or future waivers of or amendments to the Loan Documents. (Capitalized terms used herein have the meanings specified in the Amendment.)

Dated:  October   , 2000                   DIAMOND BRANDS INCORPORATED
               ---


                                           By:      ____________________________
                                                    Name:
                                                    Title:


                                           EMPIRE CANDLE, INC.



                                           By:      ____________________________
                                                    Name:
                                                    Title:


                                           FORSTER, INC.



                                           By:      ____________________________
                                                    Name:
                                                    Title: